UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue Suite 400 Old Greenwich, Connecticut	06870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 698-7500

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated July 29, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

On July 29, 2004, Premcor Inc. issued a press release announcing its operating results for the second quarter of 2004. A copy of the press release is furnished with this report as Exhibit 99.1.

Safe Harbor Statement

Statements contained in the exhibits to this report that state our expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc.
(Registrant)

/s/ Dennis R. Eichholz
Dennis R. Eichholz
Senior Vice President and Controller
(principal accounting officer )

July 29, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 29, 2004